                            Q1 2005 Conference Call
                         11:00 AM ET, Friday, 4/29/2005
                          Dial 888-433-1657 for Q and A
                          (International 303-957-1357)

Webcast: Via Web site, www.homeproperties.com,  in the "Investors" section under
"Financial Information."

Question  and  Answer:  You will need to press the  number one  followed  by the number four on your touchtone phone to be placed in the queue to ask a question.
If you are using a speakerphone,  please pick up the handset before pressing the numbers. No password is required.

Enclosed are the following supplemental reports:
1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Summary of Recent Acquisitions
6.       Summary of Recent Sales
7.       Breakdown of Owned Units by Market
8.       Debt Summary Schedule
9.       Net Asset Value Calculation
10.      Capital Expenditure and Adjusted NOI Summary
11.      2005 Earnings Guidance
12.      Reconciliation of FIN 46 Consolidation - Balance Sheet

Audio Replay:  800-633-8284 (International for audio replay 402-977-9140)

Audio Replay Passcode:  21228980

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

JS:DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                   FIRST QUARTER 2005                                                   Q1 '05 versus Q1 '04
                                                                                              % Growth
                                                                                     ----------------------------
                                                                                                                    Q1 '05
                                 # of        Date    Q1 '05   Q1 '05     Year Ago    Rental     Rental        NOI   NOI w/       %
                                Apts.       Acqu.  Rent/Mo.   Occup.       Occup.     Rates      Revs.  w/G and A   G and A  #Units
                                -----       -----  --------   ------       ------     -----      -----  ---------   -------  ------
Baltimore Region
 Bonnie Ridge                     966    7/1/1999      $986    91.2%        92.3%     -0.2%      -1.4%      -7.0%
 Canterbury Apartments            618   7/16/1999      $821    93.1%        94.9%      5.0%       3.0%       0.3%
 Country Village                  344   4/30/1998      $794    89.3%        93.6%      3.7%      -1.1%      -2.3%
 Falcon Crest                     396   7/16/1999      $873    88.0%        94.6%      3.9%      -3.3%      -7.0%
 Fenland Field                    234    8/1/2001    $1,014    94.2%        91.0%      2.7%       6.3%       1.4%
 Gateway Village                  132   7/16/1999    $1,125    89.0%        95.0%      2.5%      -4.0%     -11.5%
 Mill Towne Village Apts          384   5/31/2001      $778    93.2%        93.6%      4.7%       4.2%      13.2%
 Morningside Heights            1,050   4/30/1998      $796    95.1%        94.4%      3.5%       4.3%      12.7%
 Owings Run                       504   7/16/1999      $988    94.2%        92.1%      4.7%       7.1%       1.8%
 Ridgeview Chase                  204   1/13/2005    $1,029    93.4%          n/a       n/a        n/a        n/a
 Selford Townhomes                102   7/16/1999    $1,168    92.1%        97.4%      5.4%      -0.3%      -0.9%
 Shakespeare Park                  84   7/16/1999      $808    98.9%        97.8%     33.5%      35.1%      42.4%
 Timbercroft Townhomes            284   7/16/1999      $737    99.0%        99.2%      5.3%       5.0%       4.8%
 Village Square Townhomes         370   7/16/1999    $1,011    94.8%        94.4%      3.3%       3.7%       7.0%
 Woodholme Manor                  176   3/31/2001      $711    87.4%        96.8%      3.7%      -6.4%     -15.1%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Baltimore Region       5,848                  $885    92.8%        94.0%      3.5%       2.3%       1.5%    14.9%   13.8%

Boston Region:
 Gardencrest                      696   6/28/2002    $1,304    93.6%        93.9%      3.8%       3.4%       6.3%
 Stone Ends                       280   2/12/2003    $1,160    94.5%        95.6%     -0.8%      -1.9%     -12.1%
 The Village at Marshfield        276   3/17/2004    $1,073    93.6%          n/a       n/a        n/a        n/a
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Boston Region          1,252                $1,221    93.8%        94.4%      2.5%       2.0%       0.4%     3.7%    3.0%

Buffalo, NY Region:
 Emerson Square                    96  10/15/1997      $681    95.8%        98.1%      4.2%       1.7%      -4.8%
 Idylwood                         720    1/1/1995      $672    91.9%        93.2%      3.0%       1.5%      15.0%
 Paradise Lane                    324  10/15/1997      $702    91.8%        92.8%      3.1%       2.0%       8.9%
 Raintree Island                  504    8/4/1994      $733    89.4%        92.8%      3.6%      -0.2%      -7.4%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Buffalo Region         1,644                  $697    91.3%        93.3%      3.3%       1.1%       5.7%     2.1%    3.9%

Delaware Region
 Home Properties of Newark        432   7/16/1999      $806    95.8%        95.2%      5.3%       6.0%      22.3%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Delaware Region          432                  $806    95.8%        95.2%      5.3%       6.0%      22.3%     1.0%    1.0%

Detroit, Michigan Region
 Canterbury Square                336  10/29/1997      $766    84.5%        95.8%      2.7%      -9.5%     -15.4%
 Carriage Hill - MI               168   9/29/1998      $782    91.5%        94.4%      1.6%      -1.5%     -12.5%
 Carriage Park                    256   9/29/1998      $746    93.0%        94.4%      1.1%      -0.5%      -0.7%
 Charter Square                   492  10/29/1997      $860    91.2%        94.1%      2.0%      -1.2%     -14.3%
 Cherry Hill Club                 165    7/7/1998      $642    88.9%        87.4%     -1.3%       0.4%       5.0%
 Cherry Hill Village              224   9/29/1998      $706    96.9%        97.0%      0.5%       0.4%      -6.0%
 Deerfield Woods                  144   3/22/2000      $802    94.3%        91.2%     -1.8%       1.6%      10.1%
 Fordham Green                    146  10/29/1997      $881    89.8%        89.8%     -1.8%      -1.8%       7.3%
 Greentrees                       288  10/29/1997      $647    81.9%        90.9%     -1.2%     -11.0%     -26.6%
 Hampton Court                    182   9/30/2000      $688    88.3%        88.6%      2.7%       2.3%      16.6%
 Kingsley                         328  10/29/1997      $684    91.9%        93.4%      2.2%       0.5%      -5.0%
 Macomb Manor                     217   3/22/2000      $695    88.5%        94.4%      0.6%      -5.6%     -32.1%
 Oak Park Manor                   298  10/29/1997      $848    87.3%        90.9%      1.8%      -2.3%     -10.0%
 Scotsdale                        376  11/26/1997      $671    92.0%        95.0%     -0.3%      -3.4%     -13.6%
 Southpointe Square               224  10/29/1997      $650    88.7%        89.6%      1.3%       0.3%       7.2%
 Springwells Park                 303    4/8/1999      $969    91.8%        89.8%      0.1%       2.3%       5.5%
 Stephenson House                 128  10/29/1997      $676    97.6%        88.4%      2.2%      12.7%      38.3%
 The Lakes                        434   11/5/1999      $846    83.0%        91.5%     -2.4%     -11.5%     -37.8%
 Woodland Gardens                 337  10/29/1997      $723    97.7%        94.7%     -0.6%       2.5%      -5.0%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Detroit Region         5,046                  $761    90.0%        92.6%      0.5%      -2.4%      -9.9%     8.2%   11.9%

Florida Region
 The Hamptons                     668    7/7/2004      $854    95.2%          n/a       n/a        n/a        n/a
 Vinings at Hampton Village       168    7/7/2004      $929    96.3%          n/a       n/a        n/a        n/a
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Florida Region           836                  $869    95.4%          n/a       n/a        n/a        n/a     1.7%    2.0%

Hudson Valley Region
 Carriage Hill                    140   7/17/1996    $1,218    90.9%        93.4%      2.8%       0.0%      -3.8%
 Cornwall Park                     75   7/17/1996    $1,620    85.2%        87.9%      1.3%      -1.8%     -16.8%
 Lakeshore Villas                 152   7/17/1996    $1,026    93.5%        90.8%      3.9%       6.9%      -6.7%
 Patricia                         100    7/7/1998    $1,329    95.8%        93.5%      2.1%       4.6%       2.6%
 Sherwood Consolidation           224  10/11/2002    $1,056    97.2%        96.1%     10.1%      11.3%       7.0%
 Sunset Gardens                   217   7/17/1996      $897    93.8%        96.0%      5.3%       2.9%       6.1%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Hudson Valley Region     908                $1,115    93.3%        93.4%      4.8%       4.6%      -1.0%     2.1%    2.1%

Illinois Region
 Blackhawk                        371  10/20/2000      $838    88.1%        89.7%     -1.4%      -3.0%     -13.0%
 Courtyards Village               224   8/29/2001      $753    94.0%        98.0%     -0.2%      -4.3%     -16.7%
 Cypress Place                    192  12/27/2000      $892    92.7%        91.4%      2.0%       3.4%       9.9%
 The Colony                       783    9/1/1999      $818    90.2%        90.5%     -1.3%      -1.6%      -8.6%
 The New Colonies                 672   6/23/1998      $707    90.5%        92.0%     -0.8%      -2.4%       4.1%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Illinois Region        2,242                  $788    90.5%        91.6%     -0.8%      -1.9%      -5.1%     3.8%    5.3%

Long Island, NY Region
 Bayview / Colonial               160   11/1/2000    $1,137    95.0%        96.2%      3.7%       2.4%       0.3%
 Cambridge Village                 82    3/1/2002    $1,408    96.7%        96.9%      9.0%       8.8%      12.8%
 Coventry Village                  94   7/31/1998    $1,327    96.9%        95.4%      3.5%       5.1%      10.6%
 Devonshire Hills                 297   7/16/2001    $1,644    94.3%        92.3%     -0.9%       1.2%      -0.9%
 East Winds                        96   11/1/2000    $1,106    94.2%        94.1%      2.9%       3.0%       6.1%
 Hawthorne Court                  434    4/4/2002    $1,307    94.6%        96.4%      4.9%       2.9%      -0.4%
 Heritage Square                   80    4/4/2002    $1,379    98.7%        96.1%      8.0%      10.9%       0.2%
 Holiday Square                   144   5/31/2002    $1,024    94.3%        97.2%     13.1%       9.8%      -2.8%
 Lake Grove Apartments            368    2/3/1997    $1,360    92.2%        95.7%      2.4%      -1.4%      -6.7%
 Maple Tree                        84   11/1/2000    $1,128    93.9%        90.6%      1.1%       4.7%       3.5%
 Mid- Island Estates              232    7/1/1997    $1,215    95.9%        97.1%      7.5%       6.2%       7.8%
 Rider Terrace                     24   11/1/2000    $1,205    87.1%        96.8%      6.7%      -4.0%      -7.5%
 South Bay Manor                   61   9/11/2000    $1,524    93.6%        95.0%      7.8%       6.3%      20.7%
 Southern Meadows                 452   6/29/2001    $1,315    94.5%        94.5%      0.3%       0.2%      -1.3%
 Stratford Greens                 359    3/1/2002    $1,369    95.4%        93.7%      2.4%       4.2%     -10.0%
 Terry Apartments                  65   11/1/2000    $1,099    97.8%        91.7%      1.8%       8.5%      19.8%
 Westwood Village Apts            242    3/1/2002    $2,046    92.6%        95.9%      7.3%       3.6%      -6.8%
 Woodmont Village Apts             96    3/1/2002    $1,225    96.1%        96.8%      4.2%       3.4%      -2.9%
 Yorkshire Village Apts            40    3/1/2002    $1,436    97.8%        97.8%      5.7%       5.8%      28.5%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Long Island Region     3,410                $1,369    94.5%        95.1%      3.7%       3.1%      -1.4%    12.2%    8.1%

Maine Region
 Mill Co. Gardens                  95    7/7/1998      $736    95.0%        91.1%      4.5%       8.9%      23.1%
 Redbank Village                  500    7/7/1998      $784    91.2%        91.3%      4.1%       3.9%       7.8%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Maine Region             595                  $776    91.8%        91.3%      4.1%       4.6%       9.8%     1.3%    1.4%

New Jersey Region
 Barrington Gardens               148    3/1/2005      $754    91.8%          n/a       n/a        n/a        n/a
 Chatham Hill Apartments          308   1/30/2004    $1,457    94.4%          n/a       n/a        n/a        n/a
 East Hill Gardens                 33    7/7/1998    $1,359   100.0%        93.4%      4.8%      12.2%      10.3%
 Fairmount Apartments              54   1/30/2004      $775    98.5%          n/a       n/a        n/a        n/a
 Hackensack Gardens               198    3/1/2005      $763    93.7%          n/a       n/a        n/a        n/a
 Kensington Apartments             38   1/30/2004      $890    96.3%          n/a       n/a        n/a        n/a
 Lakeview                         106    7/7/1998    $1,176    92.6%        94.2%      6.3%       4.5%      -1.4%
 Northwood Apartments             134   1/30/2004    $1,118    96.2%          n/a       n/a        n/a        n/a
 Oak Manor                         77    7/7/1998    $1,656    96.7%        97.9%      3.8%       2.5%       1.1%
 Pleasant View                  1,142    7/7/1998    $1,014    90.9%        94.1%      3.4%      -0.2%      -7.5%
 Pleasure Bay                     270    7/7/1998      $973    95.3%        96.3%      8.2%       7.0%       6.7%
 Regency Club                     372   9/24/2004    $1,050    96.8%          n/a       n/a        n/a        n/a
 Royal Gardens Apartments         550   5/28/1997    $1,065    90.4%        93.3%      4.0%       0.8%      -5.8%
 Wayne Village                    275    7/7/1998    $1,188    94.2%        95.6%      6.3%       4.8%      11.8%
 Windsor Realty                    67    7/7/1998    $1,083    95.0%        92.3%      4.3%       7.4%       0.1%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total New Jersey Region      3,772                $1,100    93.2%        94.5%      4.5%       2.1%      -2.2%     9.3%    8.9%

Philadelphia Region
 Beechwood Gardens                160    7/7/1998      $829    93.1%        96.7%      6.6%       2.7%     -13.7%
 Castle Club                      158   3/15/2000      $898    94.8%        93.9%      6.2%       7.2%      17.0%
 Cedar Glen                       110    3/3/1998      $683    92.4%        90.6%      2.1%       4.1%      17.4%
 Chesterfield                     247   9/23/1997      $865    95.3%        95.6%      3.4%       3.2%       4.0%
 Curren Terrace                   318   9/23/1997      $903    96.3%        91.6%      1.9%       7.1%      14.4%
 Executive House                  100   9/23/1997      $917    96.0%        96.7%      3.9%       3.3%       8.6%
 Glen Brook                       173   7/28/1999      $765    90.3%        95.2%      2.9%      -2.4%     -20.9%
 Glen Manor                       174   9/23/1997      $753    95.4%        93.4%      2.5%       4.7%       8.4%
 Golf Club                        399   3/15/2000      $999    91.3%        91.5%      1.9%       1.7%       7.3%
 Hill Brook Place                 274   7/28/1999      $829    96.1%        95.0%      2.7%       3.9%      11.0%
 Home Properties of Bryn Mawr     316   3/15/2000    $1,027    91.4%        94.6%      0.3%      -3.1%      -4.0%
 Home Properties of Devon         629   3/15/2000    $1,063    83.7%        92.9%      0.3%      -9.6%     -14.5%
 New Orleans Consolidation        442   7/28/1999      $782    94.0%        94.2%      0.8%       0.6%       1.0%
 Racquet Club                     467    7/7/1998      $988    96.7%        96.4%      5.7%       6.1%      11.7%
 Racquet Club South               103   5/27/1999      $844    96.2%        94.8%      2.0%       3.4%       7.4%
 Ridley Brook                     244   7/28/1999      $825    94.0%        97.6%      3.7%      -0.1%       3.8%
 Sherry Lake                      298   7/23/1998    $1,114    94.8%        94.9%      3.4%       3.2%      18.6%
 The Landings                     384  11/25/1996      $953    93.0%        93.6%     -0.9%      -1.5%      -6.1%
 Trexler Park                     249   3/15/2000    $1,022    92.1%        86.0%      0.3%       7.5%      19.3%
 Valley View                      177   9/23/1997      $793    90.8%        89.0%      3.5%       5.6%      41.8%
 Village Square                   128   9/23/1997      $902    96.4%        96.3%      3.4%       3.5%       8.8%
 William Henry                    363   3/15/2000    $1,085    92.7%        92.3%      5.1%       5.5%      14.2%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Philadelphia Region    5,913                  $934    92.6%        93.6%      2.4%       1.4%       4.8%    13.1%   14.0%

Rochester, NY Region:
 1600 East Avenue                 164   9/18/1997    $1,033    85.9%        89.9%      0.4%      -4.1%      -5.4%
 1600 Elmwood                     210    8/4/1994      $927    95.0%        95.4%      1.5%       1.1%      -1.0%
 Brook Hill                       192    8/4/1994      $873    88.6%        94.7%      1.1%      -5.4%     -14.5%
 Newcastle Apartments             197    8/4/1994      $768    93.0%        93.8%     -0.1%      -0.9%       1.3%
 Perinton Manor                   224    8/4/1994      $818    93.9%        95.4%      1.7%       0.1%     -14.7%
 Riverton Knolls                  240    8/4/1994      $833    90.5%        93.1%      0.9%      -1.9%      26.7%
 Spanish Gardens                  220    8/4/1994      $705    86.4%        91.9%      1.3%      -4.7%      -3.7%
 The Meadows                      113    8/4/1994      $767    99.1%        96.8%      3.2%       5.7%      14.3%
 Woodgate                         120   6/30/1997      $825    95.6%        95.0%      0.9%       1.5%       9.7%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Rochester Region       1,680                  $837    91.5%        93.8%      1.1%      -1.4%       0.4%     2.9%    4.0%

Syracuse, NY Region:
 Fairview Heights                 214    8/4/1994      $982    87.1%        91.3%      4.3%      -0.4%       2.9%
 Harborside Manor                 281   9/30/1994      $684    97.3%        96.8%      2.8%       3.3%      19.1%
 Pearl Street                      60   5/17/1995      $603    97.2%        99.1%      4.4%       2.4%       8.5%
 Village Green
  (inclu Fairways)                448  12/19/1994      $701    86.7%        91.7%      1.9%      -3.7%      -7.4%
 Westminster Place                240    1/1/1996      $675    93.3%        96.3%      1.9%      -1.2%      -4.7%
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Syracuse Region        1,243                  $736    90.6%        93.8%      2.7%      -0.8%       1.6%     1.8%    2.9%

Washington DC Region
 Braddock Lee                     254   3/16/1998    $1,168    92.6%        95.4%      5.4%       2.3%       3.7%
 Brittany Place                   591   8/22/2002    $1,070    89.1%        94.3%      5.6%      -0.3%      -3.7%
 Cider Mill                       864   9/27/2002    $1,028    93.4%        94.8%      1.3%      -0.2%      -0.1%
 East Meadow                      150    8/1/2000    $1,205    96.8%        97.1%      6.0%       5.7%      13.6%
 Elmwood Terrace                  504   6/30/2000      $828    88.9%        94.2%      2.1%      -3.7%      -8.7%
 Falkland Chase                   450   9/10/2003    $1,131    92.1%        94.6%      1.7%      -1.0%       3.8%
 Orleans Village                  851  11/16/2000    $1,174    91.2%        94.2%      4.2%       1.0%       4.7%
 Park Shirlington                 294   3/16/1998    $1,148    89.4%        91.5%      1.7%      -0.7%       0.4%
 Pavilion Apartments              432    7/1/1999    $1,397    92.6%        89.7%      1.6%       4.8%       2.2%
 Seminary Hill                    296    7/1/1999    $1,172    89.3%        93.3%      3.5%      -0.9%       0.6%
 Seminary Towers                  539    7/1/1999    $1,167    93.2%        92.8%      3.1%       3.6%       8.7%
 Tamarron Apartments              132   7/16/1999    $1,221    94.2%        92.7%      7.4%       9.2%      15.4%
 The Apts at
  Wellington Trace                240    3/2/2004    $1,184    95.8%          n/a       n/a        n/a        n/a
 The Manor - MD                   435   8/31/2001    $1,109    89.7%        92.1%     -1.1%      -3.7%       5.3%
 The Manor - VA                   198   2/19/1999      $936    94.1%        89.0%      3.8%       9.8%      43.9%
 The Sycamores                    185  12/16/2002    $1,170    95.6%        95.4%      6.2%       6.3%      12.6%
 Virginia Village                 344   5/31/2001    $1,195    95.7%        94.4%      2.5%       3.9%      -4.1%
 Wellington Lakes                 160  10/24/2001      $770    89.3%        85.3%      1.2%       6.0%     114.7%
 Wellington Woods                 114  10/24/2001      $820    81.0%        86.9%      1.3%      -5.6%       5.0%
 West Springfield                 244  11/18/2002    $1,225    98.3%        94.1%      2.5%       7.1%      14.3%
 Woodleaf Apartments              228   3/19/2004      $980    91.8%          n/a       n/a        n/a        n/a
                                -----                ------    ----         ----       ---        ---        ---     ----    ----
   Total Washington DC Region   7,505                $1,109    92.1%        93.3%      2.9%       1.5%       4.4%    21.9%   17.7%

TOTAL OWNED
    PORTFOLIO                  42,326                  $967    92.5%          n/a       n/a        n/a        n/a   100.0%  100.0%
TOTAL CORE
   PORTFOLIO                   39,290                  $963    92.3%        93.6%      2.7%       1.3%       1.0%

Home Properties, Inc.
March 31, 2005 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES
--------------------------------------- -------- --------- --------- ---------
                                                  1st Qtr   4th Qtr
Region                                  % Units      2005      2004  Variance
------                                  -------      ----      ----  --------
Washington                                17.9%     92.0%     92.0%      0.0%
New Jersey, Long Island, Hudson Valley    17.4%     93.5%     94.1%     -0.6%
Philadelphia                              15.0%     92.6%     91.2%      1.4%
Baltimore                                 14.4%     92.8%     92.6%      0.2%
Detroit                                   12.8%     90.0%     89.8%      0.2%
Upstate, NY                               11.6%     91.2%     93.2%     -2.0%
Chicago                                    5.7%     90.5%     91.2%     -0.7%
Misc.                                      5.2%     93.7%     93.1%      0.6%
                                         -----       ---       ---       ---
Total                                    100.0%     92.3%     92.3%      0.0%
                                         =====       ===       ===       ===
--------------------------------------- -------- --------- --------- ---------

--------------------------------------- -------- --------- --------- ---------
                                                  1st Qtr   1st Qtr
Region                                  % Units      2005      2004  Variance
------                                  -------      ----      ----  --------
Washington                                17.9%     92.0%     93.3%     -1.3%
New Jersey, Long Island, Hudson Valley    17.4%     93.5%     94.7%     -1.2%
Philadelphia                              15.0%     92.6%     93.6%     -1.0%
Baltimore                                 14.4%     92.8%     94.0%     -1.2%
Detroit                                   12.8%     90.0%     92.6%     -2.6%
Upstate, NY                               11.6%     91.2%     93.6%     -2.4%
Chicago                                    5.7%     90.5%     91.6%     -1.1%
Misc.                                      5.2%     93.7%     93.7%      0.0%
                                         -----       ---       ---       ---
Total                                    100.0%     92.3%     93.6%     -1.3%
                                         =====       ===       ===       ===
--------------------------------------- -------- --------- --------- ---------

--------------------------------------- -------- --------- --------- ---------
                                                      Mar   1st Qtr
Region                                  % Units      2005      2005  Variance
------                                  -------      ----      ----  --------
Washington                                17.9%     92.5%     92.0%      0.5%
New Jersey, Long Island, Hudson Valley    17.4%     93.7%     93.5%      0.2%
Philadelphia                              15.0%     93.0%     92.6%      0.4%
Baltimore                                 14.4%     92.3%     92.8%     -0.5%
Detroit                                   12.8%     89.7%     90.0%     -0.3%
Upstate, NY                               11.6%     91.3%     91.2%      0.1%
Chicago                                    5.7%     91.5%     90.5%      1.0%
Misc.                                      5.2%     94.4%     93.7%      0.7%
                                         -----       ---       ---       ---
Total                                    100.0%     92.5%     92.3%      0.2%
                                         =====       ===       ===       ===
--------------------------------------- -------- --------- --------- ---------

SAME STORE SEQUENTIAL RESULTS
FIRST QUARTER 2005 VERSUS FOURTH QUARTER 2004
--------------------------------------- -------- --------- --------- ---------
                                                   Rental
Region                                  % Units  Revenues  Expenses       NOI
------                                  -------      ----      ----  --------
Washington                                17.9%      0.2%      8.0%     -6.0%
New Jersey, Long Island, Hudson Valley    17.4%     -0.3%     13.0%     -9.7%
Philadelphia                              15.0%      0.6%      8.5%     -7.7%
Baltimore                                 14.4%      0.5%      7.8%     -4.1%
Detroit                                   12.8%      0.3%      8.2%     -7.2%
Upstate, NY                               11.6%     -2.1%      8.1%    -14.2%
Chicago                                    5.7%     -2.0%     -2.9%     -3.5%
Misc.                                      5.2%      0.4%     13.8%     -8.6%
                                         -----       ---       ---       ---
Total                                    100.0%     -0.1%      8.8%     -7.6%
                                         =====       ===       ===       ===

Home Properties, Inc.
March 31, 2005 Supplemental Information

                              RESIDENT STATISTICS
                              -------------------
                             ----------- -------------- ------------- ------------ ---------- ---------- --------- ---------
                                1ST QTR        4TH QTR       3RD QTR      2ND QTR    1ST QTR       YEAR      YEAR      YEAR
Top Six Reasons for Moveouts       2005           2004          2004         2004       2004       2004      2003      2002
----------------------------    -------        -------       -------      -------    -------       ----      ----      ----
Home purchase                    18.50%         19.80%        20.40%       20.40%     17.50%     17.50%    19.60%    18.80%
Eviction/skip                    15.30%         12.70%        11.30%       11.20%     14.10%     14.10%    12.60%    10.90%
Employment related               15.10%         16.10%        15.00%       14.70%     16.20%     16.20%    14.90%    14.30%
Location convenience/
   apartment size                11.90%         11.60%        12.70%       13.80%     11.00%     11.00%    12.20%    10.80%
Transfer w/in HP                 11.10%         10.20%         8.80%        8.90%     10.10%     10.10%     9.00%     8.10%
Rent level                        8.90%          9.80%         9.30%        9.30%      9.80%      9.80%     9.10%    11.80%
                            ------------ -------------- ------------- ------------ ---------- ---------- --------- ---------

---------------------------------------- -------------- ------------- ------------
Traffic                                         Signed      Turnover
                                Traffic         Leases
                             1st Qtr 05     1st Qtr 05
                                     To             To
                             1st Qtr 04     1st Qtr 04    1st Qtr 05   1st Qtr 04
                             ----------     ----------    ----------   ----------
Region
Baltimore                          -11%           -13%           10%           9%
Washington                         -13%            -5%           10%          10%
New Jersey                         -20%            23%            9%           9%
Long Island                        -22%            -3%           10%          10%
Hudson Valley                        4%           -16%           11%          10%
Philadelphia                        -8%             6%           11%          10%
Detroit                            -16%           -33%           11%          11%
Rochester                           12%           -24%           11%          11%
Buffalo                             -3%            15%           10%          11%
Syracuse                           -10%            13%           11%          12%
Chicago                             20%            37%           13%          11%
                                    --             --            --           --
Total Portfolio                    -10%            -5%           10%          10%
---------------------------------------- -------------- ------------- ------------

---------------------------------------- -------------- -------------
                                            1st Qtr 05    1st Qtr 04
                                            ----------    ----------

Bad Debts as % of Rents                          0.76%         0.62%
---------------------------------------- -------------- -------------

HOME PROPERTIES, INC.
March 31, 2005 and 2004 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                      1ST QTR    1ST QTR
                                         2005       2004    QUARTER          %
                                       ACTUAL     ACTUAL   VARIANCE   VARIANCE
                                       ------     ------   --------   --------

ELECTRICITY                             1,943      2,000         57       2.9%

GAS                                     9,170      8,560       (610)     -7.1%

WATER AND SEWER                         2,785      2,710        (75)     -2.8%

REPAIRS AND MAINTENANCE                 5,955      6,342        387       6.1%

PERSONNEL EXPENSE                      11,667     10,808       (859)     -7.9%

SITE LEVEL INCENTIVE COMPENSATION         342        356         14       3.9%

ADVERTISING                             1,521      1,653        132       8.0%

LEGAL AND PROFESSIONAL                    348        397         49      12.3%

OFFICE AND TELEPHONE                    1,859      2,034        175       8.6%

PROPERTY INS.                           1,562      2,049        487      23.8%

REAL ESTATE TAXES                      11,722     10,829       (893)     -8.2%

SNOW                                    1,036        979        (57)     -5.8%

TRASH                                     675        646        (29)     -4.5%

PROPERTY MANAGEMENT G AND A             3,070      3,083         13       0.4%
                                       ------     ------     ------       ---

TOTAL                                  53,655     52,446     (1,209)     -2.3%
                                       ======     ======     ======       ===

Home Properties, Inc.
March 31, 2005 Supplemental Information

                         SUMMARY OF RECENT ACQUISITIONS
                         ------------------------------
                                                                                  (1)              Wgtd. Avg.
                                                         Purchase     # of        CAP    Purchase   Price Per
Community                            Market      State       Date    Units       Rate  Price (mm)        Unit
--------------------------------------------------------------------------- ----------------------------------
2005 ACQUISITIONS
Ridgeview Chase Apartments           NoVA/DC        MD  1/13/2005      204       7.1%       $19.7     $96,436
Hackensack Gardens                   New Jersey     NJ   3/1/2005      198       5.3%       $12.9     $65,192
Barrington Gardens                   New Jersey     NJ   3/1/2005      148       7.1%        $7.4     $50,176
                                                                     -----       ----       -----     -------
                                                        TOTAL QTD      550       6.5%       $40.0     $72,740
                                                                     =====       ====       =====     =======

                                                                                  (1)              Wgtd. Avg.
                                                         Purchase     # of        CAP    Purchase   Price Per
Community                            Market      State       Date    Units       Rate  Price (mm)        Unit
--------------------------------------------------------------------------- ----------------------------------
2004 ACQUISITIONS
Chatham Hill Apartments              New Jersey     NJ  1/30/2004      308       6.2%       $45.7    $148,292
Northwood Apartments                 New Jersey     NJ  1/30/2004      134       6.2%       $14.4    $107,612
Fairmount Apartments                 New Jersey     NJ  1/30/2004       54       6.2%        $2.2     $41,519
Kensington Apartments                New Jersey     NJ  1/30/2004       38       6.2%        $1.8     $48,211
The Apartments at Wellington Trace   NoVA/DC        MD   3/2/2004      240       7.4%       $29.5    $123,100
The Village at Marshfield            Boston         MA  3/17/2004      276       7.6%       $27.0     $97,725
Woodleaf Apartments                  NoVA/DC        MD  3/19/2004      228       7.1%       $20.0     $87,895
The Hamptons/The Vinings at
   Hampton Village                   Florida        FL   7/7/2004      836       6.2%       $70.4     $84,161
Regency Club                         New Jersey     NJ  9/24/2004      372       6.7%       $36.4     $97,890
                                                                    ------       ----      ------    --------
                                                        TOTAL YTD    2,486       6.7%      $247.5    $ 99,557
                                                                    ======       ====      ======    ========

--------------------------------------------------------------------------- ---------------------    --------
TOTAL 2004 and 2005 Acquisitions                                     3,036       6.6%      $287.5     $94,699
--------------------------------------------------------------------------- ---------------------    --------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
March 31, 2005 Supplemental Information

                             SUMMARY OF RECENT SALES
                             -----------------------
                                                                   (1)                Wgtd. Avg.
                                                  Sale    # of     CAP        Sales    Price Per
Community               Market      State         Date   Units    Rate   Price (mm)         Unit
---------               ------      -----         ----   -----    ----   ----------         ----
2005 SALES
No sales have taken place during the first quarter of 2005

                                                         -----    ---         -----      -------
                                             TOTAL QTD       -    0.0%         $0.0           $0
                                                         =====    ===         =====      =======

                                                                   (1)                Wgtd. Avg.
                                                  Sale    # of     CAP        Sales    Price Per
Community               Market      State         Date   Units    Rate   Price (mm)         Unit
---------               ------      -----         ----   -----    ----   ----------         ----
2004 SALES
Northgate Manor         Rochester      NY    6/10/2004     224    9.0%         $9.3      $41,603
Maple Lane              South Bend     IN    7/30/2004     396    7.4%        $17.5      $44,192
Apple Hill Apartments   Hamden         CT   12/23/2004     498    7.0%        $48.1      $96,651
Parkview Gardens        Detroit        MI   12/29/2004     484   11.6%        $16.0      $33,033
Golfview Apartments     Detroit        MI   12/29/2004      44    9.1%         $1.5      $35,091
                                                         -----    ---         -----      -------
                                             TOTAL YTD   1,646    8.2%        $92.5      $56,187
                                                         =====    ===         =====      =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
March 31, 2005 Supplemental Information

                       BREAKDOWN OF OWNED UNITS BY MARKET
                       ----------------------------------

                                         Net                                   Net
                                    Acquired        As of   12/31/2004    Acquired       As of       Current
Market                    State      in 2004   12/31/2004   % of Units     in 2005   3/31/2005    % of Units
------                    -----      -------   ----------   ----------     -------   ---------    ----------
SUBURBAN NEW YORK CITY    NY/NJ          906        7,744       18.54%         346       8,090        19.11%
SUBURBAN WASHINGTON       DC             468        7,505       17.97%           0       7,505        17.73%
PHILADELPHIA              PA               0        5,913       14.15%           0       5,913        13.97%
BALTIMORE                 MD               0        5,644       13.51%         204       5,848        13.82%
DETROIT                   MI            -528        5,046       12.08%           0       5,046        11.92%
UPSTATE NEW YORK          NY            -224        4,567       10.93%           0       4,567        10.79%
CHICAGO                   IL               0        2,242        5.37%           0       2,242         5.30%
BOSTON                    MA             276        1,252        3.00%           0       1,252         2.96%
FLORIDA                   FL             836          836        2.00%           0         836         1.98%
PORTLAND                  ME               0          595        1.42%           0         595         1.40%
DOVER                     DE               0          432        1.03%           0         432         1.02%
HAMDEN                    CT            -498            0        0.00%           0           0         0.00%
SOUTH BEND                IN            -396            0        0.00%           0           0         0.00%
                                         ---       ------       -----          ---      ------        -----

TOTAL                                    840       41,776       100.0%         550      42,326        100.0%
                                         ===       ======       =====          ===      ======        =====

Home Properties, Inc.
March 31, 2005 Supplemental Information

Debt Summary Schedule
---------------------

FIXED
-----
                                                                                        MATURITY     YEARS TO
PROPERTY                             LENDER                     RATE        BALANCE         DATE     MATURITY
--------                             ------                     ----        -------         ----     --------
SPRINGWELLS                          AMEX/IDS                  8.000     10,129,996     07/01/05         0.25
CAMBRIDGE VILLAGE - 2nd (*)          North Fork Bank           5.210        565,128     11/01/05         0.59
IDLYWOOD                             Morgan Guaranty           8.625      8,585,481     11/01/05         0.59
CARRIAGE HILL - MI                   Prudential-Fannie Mae     7.360      3,352,406     01/01/06         0.76
CARRIAGE PARK                        Prudential-Fannie Mae     7.480      4,838,282     01/01/06         0.76
MID-ISLAND                           North Fork Bank           7.500      6,675,000     05/01/06         1.08
DEVONSHIRE - 1st (*)                 AMI Capital               7.100     18,654,691     06/01/06         1.17
COUNTRY VILLAGE                      PW Funding                8.385      6,166,960     08/01/06         1.34
HAMPTON COURT                        ORIX RE Capital           8.875      3,275,749     09/01/06         1.42
MILL TOWNE VILLAGE                   Prudential-Fannie Mae     6.325      8,530,000     01/01/07         1.76
WOODGATE PLACE                       ARCS Mortgage             7.865      3,169,724     01/01/07         1.76
BRITTANY PLACE                       CapMark Svcs.             4.780     18,839,119     06/11/07         2.20
SEMINARY TOWERS - 1st                Wachovia                  8.220      1,932,937     06/25/07         2.24
SEMINARY TOWERS - 2nd                Wachovia                  8.400      1,155,690     06/25/07         2.24
SEMINARY TOWERS - 3rd                Wachovia                  5.350     16,145,763     06/25/07         2.24
SEMINARY TOWERS - 4th                Wachovia                  5.390     10,000,000     06/25/07         2.24
SOUTHERN MEADOWS (*)                 CapMark Svcs.             7.250     19,391,217     07/11/07         2.28
COURTYARDS VILLAGE (*)               Berkshire Mtg-Freddie     6.670      4,950,716     08/01/07         2.34
                                     V and E Enterprises,
LIBERTY COMMONS LAND                 Inc.                      7.000        540,000     09/25/07         2.49
ROYAL GARDENS APTS. - 1st            M and T Bank - Freddie    4.900     31,322,594     11/01/07         2.59
ROYAL GARDENS APTS. - 2nd            M and T Bank - Freddie    4.550      1,471,911     11/01/07         2.59
FENLAND FIELD                        Prudential-Fannie Mae     5.050     12,244,496     12/01/07         2.67
HP@NEWARK (CHSTNT CRSG)              Prudential-Fannie Mae     4.840     16,786,547     12/01/07         2.67
STRATFORD GREENS - 1st (*)           North Fork Bank           5.690     13,518,857     12/01/07         2.67
STRATFORD GREENS - 2nd (*)           North Fork Bank           5.690      2,042,488     12/01/07         2.67
VILLAGE SQUARE 1, 2 and 3              Prudential-Fannie Mae   5.050     21,344,548     12/01/07         2.67
CYPRESS PLACE                        Reilly Mortgage           7.130      6,192,528     01/01/08         2.76
PAVILION - 2nd                       Capri Capital             7.450      3,660,576     01/01/08         2.76
PAVILION -3rd                        Capri Capital             5.030     17,803,777     01/01/08         2.76
THE LANDINGS -1st                    Capri Capital             6.930      9,236,597     01/01/08         2.76
THE LANDINGS - 2nd                   Capri Capital             6.740      3,650,007     01/01/08         2.76
VIRGINIA VILLAGE                     First Union NB - Svcr     6.910      9,074,805     01/01/08         2.76
CAMBRIDGE VILLAGE - 1st (*)          North Fork Bank           5.960      2,656,547     03/01/08         2.92
YORKSHIRE VILLAGE (*)                North Fork Bank           5.810      1,524,005     03/01/08         2.92
DETROIT PORTFOLIO                    Morgan Guaranty           7.510     43,171,691     06/01/08         3.17
WELLINGTON WOODS/LAKES               ORIX RE Capital           6.980      7,573,505     06/01/08         3.17
CHATHAM HILL - 1st                   Bank of New York          3.900     20,446,050     07/01/08         3.25
NORTHWOOD - 1st                      Bank of New York          3.850      5,651,558     07/01/08         3.25
RACQUET CLUB SOUTH                   Legg Mason RE             6.980      2,867,239     07/01/08         3.25
WESTWOOD VILLAGE - 1st (*)           M and T Bank              5.940     15,961,754     10/31/08         3.59
STONE ENDS                           Prudential-Fannie Mae     4.530     23,542,270     11/01/08         3.59
WESTWOOD VILLAGE - 2nd (*)           M and T Bank              5.940        931,192     11/01/08         3.59
HP at GOLF CLUB                      ARCS Mortgage             6.585     15,877,411     12/01/08         3.67
DEVONSHIRE - 2nd                     AMI Capital               6.720      4,788,484     01/01/09         3.76
HERITAGE SQUARE                      PW Funding                5.150      6,458,123     07/01/09         4.25
BLACKHAWK                            MandT Bank-Freddie Mac    5.060     13,679,896     12/01/09         4.67
WILLIAM HENRY                        Legg Mason RE             5.310     23,221,118     12/01/09         4.67
CHERRY HILL                          Prudential                5.360      5,184,647     01/01/10         4.76
                                     Capri Capital -
ELMWOOD TERRACE                      Fannie                    5.300     21,676,090     01/01/10         4.76
GLEN MANOR                           Prudential-Fannie Mae     5.065      5,974,962     01/01/10         4.76
HILL BROOK APTS                      M and T Bank - Freddie    5.210     11,522,355     01/01/10         4.76
RIDLEY BROOK                         Prudential-Fannie Mae     4.865      9,970,232     01/01/10         4.76
SHERRY LAKE                          GMAC - Freddie Mac        5.180     20,039,619     01/01/10         4.76
BRADDOCK LEE                         Prudential-Fannie Mae     4.575     21,857,956     01/01/10         4.76
LAKEVIEW                             Prudential-Fannie Mae     4.575      8,893,789     01/01/10         4.76
PLEASURE BAY                         Prudential-Fannie Mae     4.575     15,461,649     01/01/10         4.76
WINDSOR REALTY                       Prudential-Fannie Mae     4.575      4,787,506     01/01/10         4.76
BAYVIEW/COLONIAL                     M and T Bank - Freddie    4.950     11,800,000     03/01/10         4.92
EAST WINDS APARTMENTS                M and T Bank - Freddie    4.990      6,700,000     03/01/10         4.92
MULTI-PROPERTY                       M and T Bank - Freddie    7.575     45,400,000     05/01/10         5.09
CIDER MILL - 1st                     Berkshire Mtg-Freddie     7.700     45,570,957     10/01/10         5.51
CIDER MILL - 2nd                     Berkshire Mtg-Freddie     5.180     18,597,741     10/01/10         5.51
HP at DEVON                          Prudential-Fannie Mae     7.500     28,892,000     10/01/10         5.51
TREXLER PARK                         Prudential-Fannie Mae     7.500     10,140,000     10/01/10         5.51
MULTI-PROPERTY                       Prudential-Fannie Mae     7.250     32,978,000     01/01/11         5.76
MULTI-PROPERTY                       Prudential-Fannie Mae     6.360      8,141,000     01/01/11         5.76
MULTI-PROPERTY                       Prudential-Fannie Mae     6.160     58,881,000     01/01/11         5.76
ORLEANS VILLAGE                      Prudential-Fannie Mae     6.815     43,745,000     01/01/11         5.76
NEW ORLEANS/ARBOR CRSG               Prudential-Fannie Mae     4.860     19,700,000     03/01/11         5.92
RACQUET CLUB                         Prudential-Fannie Mae     6.875     21,861,890     04/01/11         6.01
MEADOWS APARTMENTS                   Prudential-Fannie Mae     6.875      3,369,643     05/01/11         6.09
TIMBERCROFT TH's 1 - 1st             GMAC                      8.500        623,702     05/01/11         6.09
LAKE GROVE                           Prudential-Fannie Mae     6.540     26,599,500     12/01/11         6.67
MULTI_PROPERTY NOTES PAY             Seller Financing          4.000        582,163     02/01/12         6.84
TIMBERCROFT TH's 3 - 1st             GMAC                      8.000        869,434     02/01/12         6.84
EMERSON SQUARE                       M and T Bank-Freddie Mac  6.850      2,222,638     03/01/12         6.92
FAIRVIEW                             M and T Bank-Freddie Mac  6.850      7,479,661     03/01/12         6.92
PARADISE LANE                        M and T Bank-Freddie Mac  6.830      8,725,168     03/01/12         6.92
PERINTON MANOR                       M and T Bank-Freddie Mac  6.850      9,252,650     03/01/12         6.92
HACKENSACK GARDENS - 1st             Wash Mut - Fannie         5.260      4,863,914     03/01/12         6.92
HACKENSACK GARDENS - 2nd             Wash Mut - Fannie         5.440      4,660,000     03/01/12         6.92
HP at CASTLE CLUB                    Legg Mason RE             9.550      6,783,197     05/01/12         7.09
GATEWAY VILLAGE                      Prudential-Fannie Mae     6.885      7,050,537     05/01/12         7.09
THE COLONIES                         Prudential-Fannie Mae     7.110     21,148,696     06/01/12         7.18
CARRIAGE HILL - NY                   M and T Bank-Freddie Mac  6.850      5,822,706     07/01/12         7.26
CORNWALL PARK                        M and T Bank-Freddie Mac  6.830      5,627,987     07/01/12         7.26
HARBORSIDE MANOR - 1st               M and T Bank-Freddie Mac  6.850      7,326,906     07/01/12         7.26
HARBORSIDE MANOR - 2nd               M and T Bank-Freddie Mac  5.680      1,201,363     07/01/12         7.26
LAKESHORE VILLAS                     M and T Bank-Freddie Mac  6.850      5,031,789     07/01/12         7.26
PATRICIA APTS                        M and T Bank-Freddie Mac  6.830      5,336,885     07/01/12         7.26
PEARL STREET                         M and T Bank-Freddie Mac  6.830      1,101,339     07/01/12         7.26
SUNSET GARDENS - 1st                 M and T Bank-Freddie Mac  6.830      5,919,090     07/01/12         7.26
SUNSET GARDENS - 2nd                 M and T Bank-Freddie Mac  5.520      2,854,380     07/01/12         7.26
WESTMINISTER PLACE                   M and T Bank-Freddie Mac  6.850      6,599,067     07/01/12         7.26
WOODHOLME MANOR                      Prudential-Fannie Mae     7.160      3,788,035     07/01/12         7.26
                                     Capri Capital -
REGENCY CLUB - 1st                   Fannie                    4.840     19,108,321     10/01/12         7.51
                                     Capri Capital -
REGENCY CLUB - 2nd                   Fannie                    4.950      7,960,953     10/01/12         7.51
CANTERBURY APARTMENTS                M and T Bank-Fannie Mae   5.020     29,952,193     05/01/13         8.09
MORNINGSIDE                          Morgan Guaranty           6.990     17,932,530     05/01/13         8.09
                                     Prudential - Fannie
MULTI-PROPERTY                       Mae                       6.475    100,000,000     08/31/13         8.42
1600 ELMWOOD AVE                     Legg Mason-Freddie        5.630     10,988,828     10/01/13         8.51
DEERFIELD WOODS                      GE Financial              7.000      3,128,052     01/01/14         8.76
FALKLAND CHASE                       Capri Capital             5.480     15,226,148     04/01/14         9.01
BROOK HILL                           M and T Bank-Freddie Mac  5.480      8,480,000     04/01/14         9.01
WELLINGTON TRACE                     M and T Bank-Freddie Mac  5.520     26,200,000     04/01/14         9.01
CURREN TERRACE                       M and T Bank-Freddie Mac  5.360     14,943,134     10/01/14         9.51
RAINTREE                             Capitalized Lease         4.920      5,883,380     12/01/14         9.68
PAVILION - 1st                       Capri Capital             8.000      7,606,797     11/01/18        13.60
BONNIE RIDGE - 1st                   Prudential                6.600     16,271,790     12/15/18        13.72
BONNIE RIDGE - 2nd                   Prudential                6.160     19,551,514     12/15/18        13.72
TIMBERCROFT TH's 1 - 2nd             Allfirst Mtg              8.375      2,042,762     06/01/19        14.18
TIMBERCROFT TH's 3 - 2nd             Allfirst Mtg              8.375      3,008,823     06/01/19        14.18
VILLAGE GREEN, FW                    ARCS Mortgage             8.230      3,778,990     10/01/19        14.51
RAINTREE                             Leasehold Mortgage        8.500      1,021,050     04/30/20        15.09
MACOMB MANOR                         EF and A Funding          8.630      3,655,161     06/01/21        16.18
SHAKESPEARE PARK                     Reilly Mortgage           7.500      2,382,909     01/01/24        18.77
                                     Red Capital
HOLIDAY SQUARE (*)                   (Servicer)                6.700      3,559,454     03/01/24        18.93
WOODLEAF                             HOC of Montgom Cty        5.080      8,037,567     02/01/27        21.85
BARI MANOR (*)                       Wachovia (Servicer)       4.440      2,959,572     10/11/28        23.55
HUDSON VIEW ESTATES (*)              Wachovia (Servicer)       4.500      2,293,665     10/11/28        23.55
SHERWOOD TOWNHOUSES (*)              Wachovia (Servicer)       4.290        718,323     10/11/28        23.55
SPARTA GREEN (*)                     Wachovia (Servicer)       4.440      1,871,148     10/11/28        23.55
OWINGS RUN 1                         Reilly Mortgage           8.000     17,109,503     10/01/35        30.52
OWINGS RUN 2                         Prudential Huntoon        8.000     14,282,671     06/01/36        31.19
THE VILLAGE AT MARSHFIELD            Capstone Realty (HUD)     5.950     24,414,400     01/01/42        36.78

     WTD AVG - FIXED SECURED                                    6.22  1,510,585,909                      6.83
                                                                      -------------
     % OF PORTFOLIO - FIXED                                                   87.1%

VARIABLE SECURED
BARRINGTON GARDENS L+165             Wachovia                  4.410      4,485,000     03/15/08         2.96
CHATHAM HILL 2nd - L+150             Bank of New York          4.090      6,489,743     07/01/08         3.25
NORTHWOOD 2nd - L + 150              Bank of New York          4.090      2,688,357     07/01/08         3.25
HAWTHORNE COURT 90L + 65             PW Funding - Fannie       3.200     38,127,815     07/01/14         9.26
THE HAMPTONS 90L + 65                Prudential-Fannie Mae     3.200     55,447,403     08/01/14         9.34
FALKLAND CHASE BMA Index + 1.12      Capri Capital             2.868     24,695,000     10/01/30        25.52
                                                                      -------------
     WTD AVG - VARIABLE SECURED                                 3.24    131,933,318                     11.70

     WTD AVG - TOTAL SECURED DEBT                               5.98  1,642,519,227                      7.22

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                       M and T Bank et. al.       3.92     92,000,000     09/01/05         0.42
                                                                      -------------
          Adjusts Daily LIBOR + 105

------------------------------------ ----------------------
     WTD AVG - COMBINED DEBT                                   5.867  1,734,519,227                      6.86
------------------------------------ ----------------------           --------------

------------------------------------ ----------------------   -------                             ------------
WTG AVG - TOTAL SECURED DEBT                                    5.98                                     7.22
------------------------------------ ----------------------   -------                             ------------
WTD AVG - TOTAL PORTFOLIO                                       5.87                                     6.86
------------------------------------ ----------------------   -------                             ------------

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

AFFORDABLE GENERAL LEDGER PARTNER MINORITY INTEREST PROPERTIES
HELD FOR SALE INCLUDED IN DISCONTINUED OPERATIONS:                       46,466,763      Various
                                                                         ----------

                                                                     --------------
TOTAL MORTGAGE DEBT                                                   1,780,985,990
                                                                     ==============

------------------------------------------------------------------------------
                            FREE AND CLEAR PROPERTIES
------------------------------------------------------------------------------

1600 East Avenue                  164        Kensington                     38
Beechwood Gardens                 160        Maple Tree                     84
Cedar Glen                        110        Newcastle Apartments          197
Cherry Hill Club                  165        Rider Terrace                  24
Coventry Village                   94        Sherwood House                  6
East Hill Gardens                  33        Terry Apartments               65
Fairmount                          54        The Colony                    783
Gardencrest                       696        The Lakes                     434
Glen Brook                        173        The Sycamores                 185
Muncy - Holiday Square             23        West Springfield Terrace      244

Total Free and Clear Properties:   20        Units:                      3,732
----------------------------------------- -- ------------------------- --------

---------------------------------------------------------------
                          FIXED RATE
                    MATURING DEBT SCHEDULE
---------------------------------------------------------------

                          MATURING        WTD AVG    Percent of
            YEAR              DEBT           RATE         Total
            ----              ----           ----         -----
            2005        19,280,605           8.20         1.28%
            2006        42,963,088           7.55         2.84%
            2007       183,386,606           5.52        12.14%
            2008       189,821,511           6.04        12.56%
            2009        48,147,621           5.36         3.19%
            2010       292,469,501           6.14        19.36%
            2011       215,899,735           6.49        14.29%
            2012       151,316,878           6.53        10.02%
            2013       158,873,551           6.20        10.52%
            2014        73,860,714           5.49         4.89%
     2015 - 2042       134,566,097           7.32         8.91%
                       -----------           ----         ----

           TOTAL     1,510,585,909           6.21       100.00%
----------------- ----------------- -------------- -------------

Home Properties, Inc.
NAV calculation as of March 31, 2005

Net Asset Value Calculation
---------------------------
Based on properties wholly owned - before FIN 46 adjustment

Cap Rate (after 3% G and A, before capital expenditures)                 6.75%           7.00%          7.25%
--------------------------------------------------------                 -----           -----          -----

1st QTR 2005
------------
Rent                                                                   112,958         112,958        112,958
Property other income                                                    5,173           5,173          5,173
Operating and maintenance expense                                      (57,511)        (57,511)       (57,511)
                                                                    ----------      ----------     ----------
Property NOI                                                            60,620          60,620         60,620
Adjustment for 1st QTR acquisitions                                        241             241            241
                                                                    ----------      ----------     ----------
Effective 1st QTR "run rate"                                            60,861          60,861         60,861

Annualized (for 1st qtr seasonality)   22.9%                           265,767         265,767        265,767
NOI growth for next 12 months @        4%                               10,631          10,631         10,631
                                                                    ----------      ----------     ----------
Adjusted NOI                                                           276,397         276,397        276,397
                                                                             -
Real estate value using above cap rate                               4,094,775       3,948,533      3,812,377
Balance sheet adjustments before FIN 46R
----------------------------------------
Cash                                                                     9,499           9,499          9,499
Other assets                                                            81,255          81,255         81,255
Less:
  Deferred charges                                                     (10,046)        (10,046)       (10,046)
  Intangible                                                              (505)           (505)          (505)
                                                                    ----------      ----------     ----------
Gross value                                                          4,174,978       4,028,736      3,892,580
Less liabilities and perpetual preferred stock                      (1,863,506)     (1,863,506)    (1,863,506)
                                                                    ----------      ----------     ----------
Net Asset Value                                                     $2,311,472      $2,165,230     $2,029,074
                                                                    ==========      ==========     ==========

Per share/unit - fully diluted                                          $47.99          $44.95         $42.12
                                                                    ==========      ==========     ==========
          48169.109899 shares

------------------------------------------------------------ --- -------------- --------------- --------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                        6.21%           6.44%          6.67%

---------------------------------------- ------------- --------- -------------- --------------- -------------- ------------- -------
Adjustment for Acquisitions
---------------------------
                                                                                       Initial                    # of days
                                                                                   Unleveraged      Quarterly       Missing
Property                          Units        Region     Price           Date          Return            NOI    In Quarter     Adj
--------                          -----        ------     -----           ----          ------            ---    ----------     ---
Ridgeview Chase                     204       NoVA/DC    19,673         38,365            7.1%            349            12      46
Hackensack Gardens                  198            NJ    12,908         38,412            5.3%            171            59     110
Barrington Gardens                  148            NJ     7,426         38,412            7.1%            132            59      85
                                                                                                                               ----
                                                                                                            -                  $241

---------------------------------------- ------------- --- -------------- --------------- -------------- ------------- -------
Reconcilation to financial statements:                                                   Other        O and M
                                                                          Rent          Income        Expense
                                                                          ----          ------        -------
Per financial statement                                                112,958           5,173       (57,511)
Less results from propeties not wholly owned but
   consolidated due to FIN 46R                                               -               -              -
Add back properties classified as discontinued operations
  still owned at March 31, 2005:                                             -               -              -
                                                                    ----------      ----------     ----------
Proper run rate before acquisitions                                    112,958           5,173       (57,511)
                                                                    ==========      ==========     ==========

Operating expenses now include a charge for G and A, so NAV calculation does not need additional allocation.

                              Home Properties, Inc.
                     March 31, 2005 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non-recurring  upgrades  include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                                        Maintenance
                                                                        Capitalized         Expense            Total
                                            Capitalized                 Expenditure        Cost per         Cost per
                                               Cost per      Useful        Per Unit            Unit             Unit
Category                                           Unit     Life(1)     Per Year(2)     Per Year(3)         Per Year
--------                                           ----     -------     -----------     -----------         --------
Appliances                                       $1,000          18             $55             $ 5             $ 60
Blinds/Shades                                       130           6              22               6               28
Carpets/Cleaning                                    840           6             140              97              237
Computers, equipment, misc.(4)                      120           5              22              29               51
Contract repairs                                      -           -               -             102              102
Exterior painting(5)                                 84           5              17               1               18
Flooring                                            250           8              31               -               31
Furnace/Air (HVAC)                                  765          24              32              43               75
Hot water heater                                    130           7              19               -               19
Interior painting                                     -           -               -             138              138
Kitchen/Bath cabinets                             1,100          25              44               -               44
Landscaping                                           -           -               -             106              106
New roof                                            800          23              35               -               35
Parking lot                                         400          15              27               -               27
Pool/Exercise facility                              100          15               7              23               30
Windows                                             980          36              27               -               27
Miscellaneous(6)                                    705          15              47              40               87
                                                 ------                        ----            ----           ------
Total                                            $7,404                        $525            $590           $1,115
                                                 ======                        ====            ====           ======

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's  same-store expense detail schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                     March 31, 2005 Supplemental Information

                           Capital Expenditure Summary

The  Company  estimates  that  during  the  three-months  ended  March 31,  2005 approximately  $131 per unit was spent on recurring  capital  expenditures.  The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring,  revenue generating capital improvements as follows:

                 For the three-month period ended March 31, 2005
                 -----------------------------------------------
                      (in thousands, except per unit data)

                                                                   Non-                          Total
                                     Recurring                Recurring                        Capital
                                        Cap Ex  Per Unit(a)      Cap Ex  Per Unit(a)      Improvements  Per Unit(a)
                                        ------  -----------      ------  -----------      ------------  -----------
New Buildings                           $    -         $  -     $ 1,329         $ 32            $1,329         $ 32
Major building improvements                957           23       1,317           31             2,274           54
Roof replacements                          366            9         605           14               971           23
Site improvements                          351            8         339            8               690           16
Apartment upgrades                         691           16       4,034           96             4,725          112
Appliances                                 574           14         314            7               888           21
Carpeting/Flooring                       1,801           42         404           10             2,205           52
HVAC/Mechanicals                           531           13       2,048           49             2,579           62
Miscellaneous                              234            6         687           16               921           22
                                        ------         ----     -------         ----           -------         ----
Totals                                  $5,505         $131     $11,077         $263           $16,582         $394
                                        ======         ====     =======         ====           =======         ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,290  core  units,  2004  acquisition  units of 2,486 and 2005 acquisition units of 293 for the three-month period ended March 31, 2005.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                 For the three-month period ended March 31, 2005
                 -----------------------------------------------
                      (in thousands, except per unit data)

                                                                       Non-                        Total
                                            Recurring             Recurring                      Capital
                                               Cap Ex  Per Unit      Cap Ex  Per Unit       Improvements   Per Unit
                                               ------  --------      ------  --------       ------------   --------
Core Communities                               $5,141      $131     $10,255      $261            $15,396       $392
2005 Acquisition Communities                       38       131           3        10                 41        141
2004 Acquisition Communities                      326       131         819       330              1,145        461
Sub-total                                       5,505       131      11,077       263             16,582        394
2005 Disposed Communities                           -         -           -         -                  -          -
Corporate office expenditures(1)                    -         -           -         -              1,633          -
                                               ------      ----     -------      ----            -------       ----
                                               $5,505      $131     $11,077      $263            $18,215       $394
                                               ======      ====     =======      ====            =======       ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties
                 -----------------------------------------------

                                           First      First
                                         Quarter    Quarter
                                        03/31/05   03/31/04     Change
                                        --------   --------     ------

Net Operating Income                     $56,049    $55,518       1.0%

Less: Non-recurring Cap Ex @ 7%           (718)
                                         -------    -------      ----
                                                          -         -

Adjusted Net Operating Income            $55,331    $55,518      (0.3%)
                                         =======    =======      ====

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 7% cost of capital on these additional  expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
March 31, 2005 Supplemental Information

2005 Earnings Guidance                                           Actual                  Projected
                                                                  First        Second        Third        Fourth
                                                                Quarter       Quarter      Quarter       Quarter            Year
                                                                -------       -------      -------       -------            ----

------------------------------------------------------------------------ ------------- ------------ ------------- ---------------
2005 compared to 2004 based on NAREIT definition
FFO per share - 2005 guidance per NAREIT definition               $0.43   $.73 - $.76  $.79 - $.83   $.89 - $.93   $2.83 - $2.97
Midpoint of guidance                                             $0.585        $0.745        $0.81         $0.91           $2.90

FFO per share - 2004 actual per NAREIT definition                $0.615        $0.719       $0.563        $0.717           $2.62
Improvement projected                                            -29.4%          3.6%        43.9%         26.9%           10.7%
------------------------------------------------------------------------ ------------- ------------ ------------- ---------------

------------------------------------------------------------------------ ------------- ------------ ------------- ---------------
2005 compared to 2004 based on "Operating FFO"
FFO per share - 2005 guidance per NAREIT definition               $0.60   $.73 - $.76  $.79 - $.83   $.74 - $.78   $2.83 - $2.97
Midpoint of guidance                                             $0.585        $0.745        $0.81         $0.76           $2.90

FFO per share - 2004 Operating FFO, before impairment charges    $0.615        $0.741       $0.762        $0.717           $2.84
Improvement projected                                             -3.2%          0.5%         6.3%         26.9%            2.1%
------------------------------------------------------------------------ ------------- ------------ ------------- ---------------

Operating  FFO is  consistent  with 2003  NAREIT  definition  which  added  back impairment  charges.  The first  quarter of 2005 included 16 cents of impairment charges.  The fourth  quarter of 2005 assumes that 15 cents of this will reverse itself out.

The results and  comparison to 2004 is shown two ways:  first (top box) equal to the  current  NAREIT  definition  where  impairment  charges on the sale of real estate reduced results by 22 cents; and second (lower box) after adding back the impairment  charges.  Management  believes that  comparing 2005 guidance to 2004
Operating FFO is a better indicator of comparative expectations.

Assumptions for mid-point of guidance:
Same store rental revenue growth                               (1) 1.3%        2.7%            4.2%            4.5%         3.3%

Same store expense growth                                      (3) 2.3%        5.8%            2.0%            4.5%         3.9%

Same store NOI growth                                              1.0%        0.5%            5.5%            3.1%         2.5%

Same store 2005 economic occupancy                                92.3%       93.7%           94.0%           93.4%        93.4%
Same store 2004 economic occupancy                                93.6%       93.8%           92.8%           92.3%        93.1%
Difference in occupancy                                           -1.3%       -0.1%            1.2%            1.1%         0.3%

Annual growth by region:                                                                    Revenue        Expenses          NOI
                                                                                     --------------- --------------- ------------
     Boston                                                                                    5.5%            5.0%         5.8%
     Washington, DC                                                                            3.9%            3.9%         3.8%
     New Jersey/Long Island/Hudson Valley                                                      3.5%            6.0%         1.9%
     Baltimore                                                                                 2.9%            6.0%         1.2%
     Philadelphia                                                                              2.8%            0.4%         4.7%
     Upstate NY                                                                                2.6%            1.6%         3.7%
     Detroit                                                                                   2.3%            4.1%         0.7%
     Chicago                                                                                   0.1%            4.4%        -4.2%
                                                                                     --------------- --------------- ------------
     Total                                                                                     3.1%            3.9%         2.5%

(1)  Rental rates are projected to increase 2.5%.  Concessions  are projected to slow down,  resulting  in an 11% drop,  adding  0.5% to net rental  income;
     occupancies  are  expected to pick up 0.3% for the year;  resulting in 3.3%
     rental revenue growth.

(2)  Property other income is expected to decrease year over year,  reducing the
     3.3% rental revenue growth to 3.1% total revenue growth.

(3)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                                                                    % of Total                        % Increase
                                                                                      Expenses                         Over 2004
                                                                                  ------------                         ----------
Natural gas heating costs                                                                  12%                             20.0%
Repairs and maintenance                                                                    16%                             -2.3%
Total personnel costs                                                                      24%                              3.6%
Property insurance                                                                          3%                            -14.8%
Real estate taxes                                                                          25%                              5.8%
Snow removal costs                                                                          1%                             38.0%

(4)  Other  comments:  G and A costs are expected to decrease 9.0%. Cost savings from reduced Section 404 costs will more than offset other increases. First quarter G and A will be highest for the year as Section  404 is  finalized.
     Interest and  dividend  income is expected to have a run rate of about $40K per quarter. Other income is expected to average about $500K per quarter.

(5)  Acquisition pace (cap rates of 6.2% assumed)              $40 million   $0 million   $129 million   $31 million   $200 million

(6)  Disposition pace (cap rates of 7.5% assumed)               $0 million   $0 million    $50 million    $0 million    $50 million

Home Properties, Inc.
March 31, 2005 Supplemental Information

Consolidation Summary of the Balance Sheet as of March 31, 2005
(in thousands, except share and per share data)

                                                                                   March 31, 2005  Effect of FIN 46  March 31, 2005
                                                                                  (before FIN 46)     Consolidation   (as reported)
                                                                                  ---------------     -------------   -------------
ASSETS
Real estate:
  Land                                                                                   $408,186             $   -       $ 408,186
  Buildings, improvements and equipment                                                 2,695,288                 -       2,695,288
  Real estate held for sale or disposal, net                                                    -            40,636          40,636
                                                                                       ----------          --------      ----------
                                                                                        3,103,474            40,636       3,144,110
  Less:  accumulated depreciation                                                     (429,886)                 -      (429,886)
                                                                                       ----------          --------      ----------
         Real estate, net                                                               2,673,588            40,636       2,714,224

Cash and cash equivalents                                                                   9,499               396           9,895
Cash in escrows                                                                            38,875               860          39,735
Accounts receivable                                                                         4,752               120           4,872
Prepaid expenses                                                                           18,327          (35)          18,292
Investment in and advances to affiliates                                                      161          (161)               -
Deferred charges                                                                           10,046             2,466          12,512
Other assets                                                                                9,094               207           9,301
                                                                                       ----------          --------      ----------
         Total assets                                                                  $2,764,342           $44,489      $2,808,831
                                                                                       ==========           =======      ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                                                 $1,642,519           $46,467      $1,688,986
Line of credit                                                                             92,000                 -          92,000
Accounts payable                                                                           17,731               409          18,140
Accrued interest payable                                                                    7,891               602           8,493
Accrued expenses and other liabilities                                                     20,797               459          21,256
Security deposits                                                                          22,568               270          22,838
                                                                                       ----------          --------      ----------
         Total liabilities                                                              1,803,506            48,207       1,851,713
                                                                                       ----------          --------      ----------

Commitments and contingencies
Minority interest                                                                         293,700             1,186         294,886
                                                                                       ----------          --------      ----------
Stockholders' equity:
   Cumulative redeemable preferred stock, $.01 par value; 2,400,000 shares issued
     and outstanding at March 31, 2005                                                     60,000                 -          60,000
   Convertible cumulative preferred stock, $.01 par value; 10,000,000 shares
     authorized; 250,000 shares issued and outstanding at March 31, 2005                   25,000                 -          25,000
   Common stock, $.01 par value; 80,000,000 shares authorized; 31,442,679 shares
     issued and outstanding at March 31, 2005                                                 314                 -             314
   Excess stock, $.01 par value; 10,000,000 shares authorized; no shares issued or
     outstanding                                                                                -                 -               -
   Additional paid-in capital                                                             770,014                 -         770,014
   Accumulated other comprehensive income (loss)                                     (9)                 -    (9)
   Distributions in excess of accumulated earnings                                   (188,183)          (4,904)     (193,087)
   Officer and director notes for stock purchases                                               -                 -               -
                                                                                       ----------          --------      ----------
         Total stockholders' equity                                                       667,136          (4,904)         662,232
                                                                                       ----------          --------      ----------
         Total liabilities and stockholders' equity                                    $2,764,342          $ 44,489      $2,808,831
                                                                                       ==========           =======      ==========